United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2022

Date of Report (Date of earliest event reported)

EMBRACE CHANGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5186 Carroll Canyon Rd San Diego, CA 92121	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 688-4965

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one ordinary share of par value $0.0001, one Warrant and one Right	EMCGU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share, included as part of the Units	EMCG	The Nasdaq Stock Market LLC
Warrants included as part of the Units	EMCGW	The Nasdaq Stock Market LLC
Rights included as part of the Units	EMCGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2022, Embrace Change Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,392,855 units (the “Units”), including the issuance of 892,855 Units as a result of the partial exercise by EF Hutton, division of Benchmark Investments, LLC (the “Representative”) of its over-allotment option (the “Over-Allotment Option”). Each Unit consists of one ordinary share, one warrant and one right. Each whole warrant entitles the holder thereof to purchase one ordinary share at a price of $11.50 per share, subject to adjustment as described in the prospectus. Each right entitles the holder thereof to acquire one-eighth of one ordinary share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $73,928,550.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-258221 and 333-265184) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 28, 2021 and May 24, 2022, respectively (as amended, the “Registration Statement”):

•

an Underwriting Agreement, dated August 9, 2022 by and between the Company and Representative, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”);

•

a Warrant Agreement, dated August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a Rights Agreement, dated August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•

Letter Agreements, dated August 9, 2022, by and among the Company and its officers, directors and Wuren Fubao Inc. (the “Sponsor”), a form of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (each a “Letter Agreement”);

•

an Investment Management Trust Agreement, August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration Rights Agreement, dated August 9, 2022, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

Indemnity Agreements, each dated as of August 9, 2022, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.4 and incorporated herein by reference (each an “Indemnity Agreement”);

•	a Unit Subscription Agreement, dated August 9, 2022, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

•	an Administrative Support Agreement, dated August 9, 2022, by and between the Company and ARC Group Limited, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of August 12, 2022, a total of $75,776,763.75 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. This includes $72,039,263.75 of the net proceeds from the IPO (which amount includes $2,587,499 of the underwriters’ deferred discount) and $3,737,500 from the Private Placement. An audited balance sheet as of August 12, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO. As a result of the partial exercise of the Representative’s Over-Allotment Option, an aggregate of 20,536 founder shares were forfeited to the Company.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 373,750 units (the “Private Units”), generating total proceeds of $3,737,500.

The Private Units are identical to the Units sold in the IPO except that the holder has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. In addition, the warrants included in the Private Units are not redeemable if held by them or a permitted transferee. The Sponsor was granted certain demand and piggy-back registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Also simultaneously with the closing of the IPO, pursuant to the Underwriting Agreement, the Company issued an aggregate of 73,929 ordinary shares of the Company (the “Representative Shares”) to the Representative, including 8,929 additional Representative Shares issued as a result of the Representative’s partial exercise of its Over-Allotment Option. The Representative has agreed not to transfer, assign or sell any of the Representative Shares (except in limited circumstances, as described in the Underwriting Agreement) until the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Representative Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 16, 2022, Jiangping (Gary) Xiao, Gregory de Richemont and Hang Zhou were appointed to the board of directors of the Company (the “Board”). Mr. Xiao, Mr. de Richemont, and Mr. Zhou are independent directors. Effective May 16, 2022, Mr. Xiao, Mr. de Richemont, and Mr. Zhou were also appointed to the Board’s (i) Audit Committee, with Mr. Xiao serving as chair of the Audit Committee, (ii) Compensation Committee, with Mr. Zhou serving as chair of the Compensation Committee, and (iii) Nominating and Corporate Governance Committee, with Mr. Zhou serving as chair of the Nominating and Corporate Governance Committee.

The Board is comprised of the following three classes: the first class of directors, Class I, consists of Hang Zhou, and will expire at the Company’s first annual meeting of shareholders after the IPO; the second class of directors, Class II, consists of Jiangping (Gary) Xiao and Gregory De Richemont, and will expire at the Company’s second annual meeting of shareholders after the IPO; and the third class of directors, Class III, consists of Yoann Delwarde and Zheng Yuan, and will expire at the Company’s third annual meeting of shareholders after the IPO.

On August 9, 2022, in connection with their appointments to the Board, each director entered into a Letter Agreement as well as an Indemnity Agreement with the Company in the forms attached hereto as Exhibits 10.1 and 10.4, respectively.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. The foregoing descriptions of the Letter Agreements and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the form of Letter Agreement and the form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.4 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws

On May 19, 2022, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Articles and Memorandum of Association is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01.	Other Events

On August 9, 2022, the Company issued a press release announcing the pricing of its IPO, a copy of which is filed as Exhibit 99.1 hereto. On August 12, 2022, the Company issued a press release announcing the closing of its IPO, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2022 by and between the Company and EF Hutton, division of Benchmark Investments, LLC

3.1	Amended and Restated Memorandum and Articles of Association of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1/A (file No. 333-265184) filed with the SEC on May 24, 2022)

4.1	Warrant Agreement, dated August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC

4.2	Rights Agreement, dated August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC

10.1	Form of Letter Agreements, dated August 9, 2022, by and among the Company and its officers, directors, the Sponsor and certain other holders

10.2	Investment Management Trust Agreement, dated August 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated August 9, 2022, by and among the Company and certain security holders of the Company

10.4	Form of Indemnity Agreements, dated August 9, 2022, by and among the Company and each of the officers and directors of the Company

10.5	Unit Subscription Agreement, dated August 9, 2022, by and between the Company and Sponsor

10.6	Administrative Support Agreement, dated August 9, 2022, by and between the Company and ARC Group Limited

99.1	Press Release dated August 9, 2022

99.2	Press Release dated August 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2022

EMBRACE CHANGE ACQUISITION CORP.

By:	/s/ Yoann Delwarde
Name:	Yoann Delwarde
Title:	Chief Executive Officer